Exhibit 13.1
Certification by the Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the annual report of JA Solar Holdings Co., Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2010 initially filed with the Securities and Exchange Commission on April 26, 2011, as amended by Amendment No. 1 to Form 20-F on May 25, 2011, Amendment No. 2 to Form 20-F on June 15, 2011 and Amendment No. 3 to Form 20-F on the date hereof (the “Report”), I, Peng Fang, as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: July 7, 2011

By:	/s/ Peng Fang

	Name:	Peng Fang
	Title:	Chief Executive Officer